UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (date of earliest event report):  October 17, 2007

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

One Riverway, Suite 2100

Houston, Texas 77056

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On October 17, 2007, Geokinetics Inc., a Delaware Corporation (the "Company") announced the participation of Richard F. Miles, the Company’s President and Chief Executive Officer, and Scott A. McCurdy, the Company’s Vice President and Chief Financial Officer, in the Avista Capital Partners event on Thursday, October 18, 2007, starting at 9:45 a.m. at  the Palace Hotel in New York, New York. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including the exhibits, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1932, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release dated October 17, 2007 announcing participation in Avista event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: October 17, 2007	By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Vice President and Chief Financial Officer